Rule 497(d)


                                     FT 1063

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trusts with respect to the Trusts' Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIPs for the Trusts are as follows:

                                                             Fund/SERV
       Trust                                                 CUSIP number

       Energy Select Portfolio, Series 18                    30270C434
       Latin America Portfolio Series                        30270C483
       Energy Portfolio, Series 18                           30270C533
       Water Utility & Infrastructure Portfolio, Series 2    30270C582


November 1, 2005